UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2006

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01  OTHER EVENTS

Michael J. Koren has been promoted to Senior Corporate Controller at Titan International, Inc. The appointment is effective July 26, 2006.
Koren has more than 24 years experience in accounting and auditing. He earned his accounting degree from Moravian College in Bethlehem, Pennsylvania, and has been a Certified Public Accountant for more than 14 years. Koren earned his Master’s degree in business administration from Lehigh University in Bethlehem, Pennsylvania.
Koren, who is 48, began his 11-year career at Titan in July 1995 as manager of internal audit. In January 1997, he became controller of Titan Wheel Corporation of Illinois and has held that position to present. In Koren’s new roll, he will oversee all accounting functions at the corporate and subsidiary levels.
A press release announcing this appointment was made on July 26, 2006. The press release is attached as exhibit 99.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99	Titan International, Inc.’s press release dated July 26, 2006, regarding Koren named Titan Senior Corporate Controller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	July 31, 2006	By:	/s/ Kent W. Hackamack
Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Titan International, Inc.’s press release dated July 26, 2006, regarding Koren named Titan Senior Corporate Controller